FOR IMMEDIATE RELEASE

Tower International Reports Solid Fourth Quarter Results and Positive Outlooks for 2013 and 2014

LIVONIA, Mich., February 15, 2013 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered structural metal components and assemblies, today announced its 2012 results and provided preliminary outlooks for 2013 and 2014.

•	Revenue from continuing operations for fourth quarter 2012 was $508 million, slightly better than company guidance of $503 million. Revenue was down from $517 million in the fourth quarter 2011.

•	Adjusted EBITDA for the quarter was $43.4 million, ahead of guidance of $42 million. Adjusted EBITDA was down from $46.7 million a year ago, mainly reflecting slightly less favorable mix and adverse foreign-exchange translation.

•	Net income for the fourth quarter was $13.7 million, compared with a net loss of $26.1 million a year ago. As detailed in the financial table below, this year’s fourth quarter included certain items that favorably impacted results by $12.7 million. Excluding these items and comparable items in the fourth quarter of 2011, diluted adjusted earnings per share from continuing operations were $0.05 this year, compared with $0.32 last year.

•	Free cash flow in the fourth quarter was positive $29 million. Liquidity at year-end was good, at $207 million.

•	Results from continuing operations for full year 2012 included revenue of $2.085 billion, adjusted EBITDA of $193.7 million, and adjusted earnings of $1.08 per share.

•	For 2013, the preliminary outlook includes improvements from 2012 in revenue ($2.1 billion to $2.15 billion), adjusted EBITDA ($200 million to $210 million), adjusted earnings per share ($1.10 to $1.40), and free cash flow (positive $15 million to $25 million).

•	For 2014, Tower’s net backlog is an increase of approximately $100 million in revenue from 2013 from new business wins net of losses (at current industry and customer production mix).

“Tower finished 2012 with a solid fourth quarter and full year, and the company is well-positioned for 2013 and 2014,” said President and CEO Mark Malcolm. “Despite uneven industry and customer production in some regions in 2012, the company exceeded initial Plan expectations for all key financial deliverables. Additional highlights included the achievement of record quality and the opportunistic, accretive sale of Korean operations. Looking forward, 2013 should be an up year if customer volumes hold up, generating positive free cash flow and a growing liquidity cushion. Our revenue backlog and potential significant re-financing savings in 2014 are other positive catalysts on the near horizon.”

Tower to Host Conference Call Today at 11 a.m. EST

Tower will discuss its fourth quarter 2012 results and other related matters in a conference call at 11 a.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial 1-866-393-4576, international callers should dial 1-706-679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial 1-855-859-2056 (domestic) or 1-404-537-3406 (international) and reference Conference I.D. #97607881. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “Adjusted EBITDA”, “free cash flow,” “net debt,” and “diluted adjusted income / (loss) per share.” We define Adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Free cash flow is defined as net cash provided by or used in operating activities less cash disbursed for purchases of property, plant and equipment. Net debt is defined as total debt less cash and cash equivalents. Diluted adjusted income / (loss) per share excludes the impact of certain items as described below that are included in our net income / (loss). We use Adjusted EBITDA and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. We believe these items as well as the non-GAAP financial measures of net debt and diluted adjusted income / (loss) per share are useful to investors as they provide an additional tool for investors to use in evaluating operating results and trends, and in comparing our financial results with other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented are not measures of performance under GAAP and should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry. In addition, certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the company’s projected revenue, Adjusted EBITDA, free cash flow, earnings, financial results and its future sales growth outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	our ability to generate non-automotive revenues;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerautomotive.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011

Revenues	$508,144	$516,862	$2,084,914	$2,053,708
Cost of sales	474,808	491,332	1,871,290	1,851,878
Gross profit	33,336	25,530	213,624	201,830
Selling, general and administrative expenses	32,768	37,519	134,019	151,553
Amortization expense	1,140	1,191	4,579	4,589
Restructuring and asset impairment charges, net	2,785	514	10,738	2,660
Operating income	(3,357)	(13,694)	64,288	43,028
Interest expense	13,508	14,745	54,757	54,256
Interest income	111	199	942	749
Other expense	-	131	-	1,331
Income / (loss) before provision for income taxes	(16,754)	(28,371)	10,473	(11,810)
Provision / (benefit) for income taxes	(2,458)	2,039	15,255	13,293
Loss from continuing operations	(14,296)	(30,410)	(4,782)	(25,103)
Income from discontinued operations, net of tax	30,368	5,431	29,790	6,948
Net income / (loss)	16,072	(24,979)	25,008	(18,155)
Less: Net income attributable to the noncontrolling interests	2,349	1,072	6,976	5,109
Net income / (loss) attributable to Tower International, Inc.	$13,723	$(26,051)	$18,032	$(23,264)

Weighted average common shares outstanding
Basic	20,247,134	19,683,032	20,080,839	19,364,433
Diluted	20,411,868	19,683,032	20,447,072	19,364,433

Basic income/(loss) per share attributable to Tower International, Inc.:
Loss per share from continuing operations	$(0.82)	$(1.60)	$(0.58)	$(1.56)
Income per share from discontinued operations	1.50	0.28	1.48	0.36
Income/(loss) per share	0.68	(1.32)	0.90	(1.20)

Diluted income/(loss) per share attributable to Tower International, Inc.:
Loss per share from continuing operations	$(0.82)	$(1.60)	$(0.58)	$(1.56)
Income per share from discontinued operations	1.49	0.28	1.46	0.36
Income/(loss) per share	0.67	(1.32)	0.88	(1.20)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	December 31, 2012	December 31, 2011 (1)

ASSETS
Cash and cash equivalents	$113,943	$134,984
Accounts receivable, net of allowance of $4,105 and $3,612	266,138	327,992
Inventories	81,336	85,100
Deferred tax asset - current	10,447	12,966
Assets held for sale	-	4,027
Prepaid tooling, notes receivable, and other	96,349	56,189
Total current assets	568,213	621,258

Property, plant and equipment, net	573,148	667,686
Goodwill	64,793	63,983
Deferred tax asset - non-current	3,149	14,450
Other assets, net	28,819	30,001
Total assets	$1,238,122	$1,397,378

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current maturities of capital lease obligations	$74,605	$109,447
Accounts payable	264,897	395,287
Accrued liabilities	134,664	126,416
Total current liabilities	474,166	631,150

Long-term debt, net of current maturities	411,590	461,838
Obligations under capital leases, net of current maturities	10,783	12,213
Deferred tax liability - non-current	13,021	11,229
Pension liability	100,780	96,223
Other non-current liabilities	86,908	87,265
Total non-current liabilities	623,082	668,768
Total liabilities	1,097,248	1,299,918

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock, $0.01 par value, 350,000,000 authorized, 20,830,425 issued and 20,247,134 outstanding at December 31, 2012 and 19,983,403 issued and 19,683,032 outstanding at December 31, 2011	208	200
Additional paid in capital	321,032	311,427
Treasury stock, at cost, 583,291 and 300,371 shares as of December 31, 2012 and 2011	(8,297)	(5,130)
Accumulated deficit	(237,240)	(255,244)
Accumulated other comprehensive loss	(12,456)	(11,250)
Total Tower International, Inc.'s stockholders' equity	63,247	40,003
Noncontrolling interests in subsidiaries	77,627	57,457
Total stockholders' equity	140,874	97,460

Total liabilities and stockholders' equity	$1,238,122	$1,397,378

(1) Includes the results of our South Korean subsidiary which was divested on December 28, 2012

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011
OPERATING ACTIVITIES:
Net income / (loss)	$16,072	$(24,979)	$25,008	$(18,155)
Less: income from discontinued operations, net of tax	30,368	5,431	29,790	6,948
Loss from continuing operations	(14,296)	(30,410)	(4,782)	(25,103)
Adjustments required to reconcile loss from continuing operations to net cash provided by operating activities:
Non-cash restructuring and asset impairment charges	575	-	575	-
Deferred income tax provision	(3,538)	144	9,052	(725)
Depreciation and amortization	24,643	22,152	92,856	102,583
Non-cash share-based compensation	1,128	3,874	9,613	15,174
Pension expense, net of contributions	18,516	30,509	2,568	18,336
Change in working capital and other operating items	36,576	39,685	(8,501)	(23,405)
Net cash provided by continuing operating activities	$63,604	$65,954	$101,381	$86,860

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant and equipment, net	$(35,068)	$(31,524)	$(119,771)	$(100,829)
Net assets acquired, net of cash acquired	-	-	-	(22,300)
Net cash used in continuing investing activities	$(35,068)	$(31,524)	$(119,771)	$(123,129)

FINANCING ACTIVITIES:
Proceeds from borrowings	$186,520	$176,834	$651,781	$654,420
Repayments of borrowings	(227,756)	(172,762)	(638,782)	(580,220)
Retirement of senior secured notes	-	(7,500)	-	(42,008)
Purchase of treasury stock	-	-	(3,167)	(5,130)
Net cash provided by / (used in) continuing financing activities	$(41,236)	$(3,428)	$9,832	$27,062

Discontinued operations:
Net cash from discontinued operating activities	$9,320	$33,532	$(10,616)	$13,598
Net cash from discontinued investing activities	(29,474)	(5,960)	(51,352)	(19,580)
Net cash from discontinued financing activities	25,783	(19,935)	45,358	(763)
Net cash from discontinued operations	$5,629	$7,637	$(16,610)	$(6,745)

Effect of exchange rate changes on cash and cash equivalents	$2,044	$(355)	$4,127	$591

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(5,027)	$38,284	$(21,041)	$(15,361)

CASH AND CASH EQUIVALENTS:
Beginning of period	$118,970	$96,700	$134,984	$150,345

End of period	$113,943	$134,984	$113,943	$134,984

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended December 31,
	2012		2011
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$235,889	$21,771	$243,568	$21,758
Americas	272,255	21,603	273,294	24,991
Consolidated	$508,144	$43,374	$516,862	$46,749

	Year Ended December 31,
	2012		2011
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$945,905	$85,423	$981,652	$96,481
Americas	1,139,009	108,276	1,072,056	104,681
Consolidated	$2,084,914	$193,699	$2,053,708	$201,162

Adjusted EBITDA reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Adjusted EBITDA	$43,374	$46,749	$193,699	$201,162
Restructuring	(2,785)	(514)	(10,738)	(2,660)
Depreciation and amortization	(24,643)	(22,152)	(92,856)	(102,583)
Acquisition costs and other	(146)	(109)	(431)	(1,554)
Expense related to the compensation programs	-	(4,445)	(6,229)	(18,114)
Interest expense, net	(13,397)	(14,546)	(53,815)	(53,507)
Other expense	-	(131)	-	(1,331)
(Provision) / benefit for income taxes	2,458	(2,039)	(15,255)	(13,293)
Net income attributable to noncontrolling interests	(2,349)	(1,072)	(6,976)	(5,109)
Pension actuarial loss	(19,157)	(33,223)	(19,157)	(33,223)
Income from discontinued operations, net of tax	30,368	5,431	29,790	6,948
Net income / (loss) attributable to Tower International, Inc.	$13,723	$(26,051)	$18,032	$(23,264)

Free cash flow reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Net cash provided by operating activities	$63,604	$65,954	$101,381	$86,860
Cash disbursed for purchases of PP&E, net	(35,068)	(31,524)	(119,771)	(100,829)
Free cash flow	$28,536	$34,430	$(18,390)	$(13,969)

Net debt reconciliation	December 31,	December 31,
	2012	2011
Short-term debt and current maturities of capital lease obligations	$74,605	$109,447
Long-term debt, net of current maturities	411,590	461,838
Obligations under capital leases, net of current maturities	10,783	12,213
Total debt	496,978	583,498
Less: cash and cash equivalents	(113,943)	(134,984)
Net debt	$383,035	$448,514

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME / (LOSS)

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2012	2011	2012	2011

Income / (expense) items included in net income / (loss), net of tax:
Selling, general and administrative expenses
Incentive compensation related to funding events	$-	$(4,305)	$(6,105)	$(17,341)
Pension actuarial loss	(19,157)	(33,223)	(19,157)	(33,223)
Acquisition costs	-	-	-	(1,100)
Interest expense
Acceleration of the amortization of debt issue costs and OID	-	(302)	-	(1,760)
Settlement of value added tax audit in Brazil	-	-	-	2,838
Restructuring expense
Severance costs in Europe	(515)	-	(1,718)	-
One-time restructuring actions in North America	(1,048)	-	(1,048)	-
Plant relocation costs	(170)	-	(3,041)	-
Asset impairments	-	-	(575)	-
Adjustment of lease liability	-	-	-	754
Other items
Partial retirement of senior secured notes	-	(131)	-	(1,331)
Provision for income taxes
Tax audits and other adjustments	3,252	-	4,339	-
Valuation allowance in Brazil	-	-	(6,494)	-
Tax law and tax election changes	-	-	-	1,406
Discontinued operations
Income from discontinued operations	30,368	5,431	29,790	6,948
Total items included in net income / (loss)	$12,730	$(32,530)	$(4,009)	$(42,809)

Net income attributable to Tower International, Inc.	$13,723	$(26,051)	$18,032	$(23,264)

Memo: Average shares outstanding (in thousands)
Basic	20,247	19,683	20,081	19,364
Diluted	20,412	19,683	20,447	19,364

Loss per common share (GAAP)
Basic	$0.68	$(1.32)	$0.90	$(1.20)
Diluted	0.67	(1.32)	0.88	(1.20)

Diluted adjusted income per share (non-GAAP)*	0.05	0.32	1.08	0.97

* Excludes the certain items shown above. For the quarter ended December 31, 2011 and year ended December 31, 2011, diluted share count of 20.2 million and 20.1 million, respectively, were used to calculate diluted adjusted income per share.